(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
August 31, 2002


Merrill Lynch
U.S. Government
Mortgage Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch U.S. Government Mortgage Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch U.S. Government Mortgage Fund


DEAR SHAREHOLDER


Economic Review
The economic environment experienced during the fiscal year ended August 31, 2002 was one that marked unprecedented levels of volatility. The Dow Jones Industrial Average reached a high of over 10,635 and a low of 7,702 before ending the period at 8,663. Even as the economy was weakening, the housing market strengthened as measured by the increase in new home sales for the fiscal year. Adding to the volatility were the events of September 11, 2001 and the flight to quality that followed. In an effort to stimulate a weakening economy, the Federal Reserve Board elected to ease monetary policy four times during the fiscal year bringing the key Federal Funds rate 175 basis points (1.75%) lower to 1.75%. Intermediate-term and long-term Treasury issues also fell with two-year and five-year Treasury note yields more than 150 basis points and 116 basis points lower, respectively, while ten-year and 30-year Treasury yields ended the fiscal year 69 basis points and 44 basis points lower, respectively. To illustrate the volatility experienced in the Treasury market, consider the yield of the ten-year Treasury note, a benchmark for mortgage-backed securities
(MBS). While this benchmark ended the fiscal year only 69 basis points lower from where it began, it reached a high of 5.43% and a low of 4.09% for a range of more than 130 basis points throughout the 12 months ended August 31, 2002.


Fiscal Year in Review
For the 12 months ended August 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +7.91%, +6.99%, +6.94% and +7.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 - 5 of this report to shareholders.) This compares to the +8.28% total return for the Fund's unmanaged benchmark, the Salomon Smith Barney (SSB) Mortgage Index for the same period.

Even with increased volatility and a flatter U.S. Treasury yield curve, MBS performed very well for the fiscal year, outperforming the credit sector of the Salomon Broad Investment Grade (BIG) Index as well as the Salomon BIG Index itself. The SSB Mortgage Index underperformed the Treasury sector of the Salomon BIG Index for the fiscal year. However, given the fact that the MBS sector had one-third the duration of the Treasury Index coupled with the magnitude that interest rates fell, the 90 basis points of underperformance for the 12-month period is easily justified. The Mortgage Bankers Association Refinance Application Index reached record volume during the period. When interest rates fall, prepayments to MBS typically rise and MBS durations shorten. The SSB Mortgage Index started the fiscal year with a 2.8-year duration and ended 1.1 years shorter at 1.7 years.

The Fund was managed with a duration very similar to that of its benchmark, the SSB Mortgage Index. Within the collateral allocation, we were heavily invested in current coupon, par-priced securities. This benefited the Fund as strong demand for these securities was reflected in the dollar roll market. To illustrate the performance of 30-year MBS, FHLMC Gold 6%, the current coupon MBS as of the end of the period returned +10.09% for the fiscal year, which compares very well to the +10.18% return of the ten-year Treasury note. As prepayment risk compressed price appreciation, the returns of Gold 6.5% and 7% were lower, returning +8.79% and +7.08%, respectively, for the fiscal year. Because prepayment risk became an increasing concern in a falling interest rate environment, we maintained our investment in Fannie Mae multi-family pools. These securities have prepayment protection in the form of yield maintenance and lockouts. Additionally, their stated final maturities allow them to efficiently roll down a very steep, very valuable Treasury yield curve. We also added to the Fund's Treasury note allocation during the fiscal year in an effort to limit the risk of spread widening in MBS. This strategy also worked out well as interest rates fell and much of the Treasury position added value in the repurchase market.



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


MBS benefited from the demand of corporate cross-over buying as investors sought the liquidity and credit quality of the government agency MBS. At this time, yields on MBS remain attractive, and we expect to remain heavily invested in MBS while being cognizant of prepayment risk. However, volatility remains high so we will maintain a duration that is consistent with that of the benchmark SSB Mortgage Index. Additionally, we will seek to protect the Fund from the adverse effects of prepayments by moving down in coupon if needed and increasing the multi-family and Treasury note positions. Because interest rates have moved so low and MBS durations have shortened dramatically, we will also strive to protect the Fund from extension risk if interest rates rise dramatically by remaining invested in very liquid MBS as well as through the use of futures and options.


In Conclusion
We thank you for your continued investment in Merrill Lynch U.S.
Government Mortgage Fund, and we look forward to discussing our outlook and strategy with you in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee




(Frank Viola)
Frank Viola
Portfolio Manager



(Teresa L. Giacino)
Teresa L. Giacino
Portfolio Manager


September 25, 2002


PROXY RESULTS

During the six-month period ended August 31, 2002, Merrill Lynch
U.S. Government Mortgage Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 15, 2002. A description of the proposals and number of shares voted are as follows:

                                                                     Shares Voted   Shares Withheld
                                                                         For          From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn           157,579,032       6,181,416
                                             James H. Bodurtha        157,574,894       6,185,554
                                             Joe Grills               157,577,539       6,182,909
                                             Herbert I. London        157,577,028       6,183,420
                                             Andre F. Perold          157,587,205       6,173,243
                                             Roberta Cooper Ramo      157,547,661       6,212,787
                                             Robert S. Salomon, Jr.   157,573,096       6,187,352
                                             Melvin R. Seiden         157,510,293       6,250,155
                                             Stephen B. Swensrud      157,523,032       6,237,416



                                                          Shares Voted   Shares Withheld   Shares Voted
                                                              For          From Voting       Abstain
2. To reorganize the Fund to a "master/feeder" structure.   138,623,386     10,951,781     14,185,281



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                                Ten Years/
                                                   6-Month        12-Month   Since Inception  Standardized
As of August 31, 2002                            Total Return   Total Return   Total Return    30-Day Yield
ML U.S. Government Mortgage Fund Class A Shares*     +4.37%         +7.91%         +81.01%        2.95%
ML U.S. Government Mortgage Fund Class B Shares*     +3.87          +6.99          +75.76         2.31
ML U.S. Government Mortgage Fund Class C Shares*     +3.84          +6.94          +69.63         2.26
ML U.S. Government Mortgage Fund Class D Shares*     +4.14          +7.54          +85.06         2.71
Salomon Smith Barney Mortgage Index**                +4.46          +8.28      +101.54/+88.96      --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/inception periods are from 10/21/94 for Class A &
Class C Shares and ten years for Class B & Class D Shares.
**This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Ten year/since inception total returns are for ten years and from 10/31/94, respectively.



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in ML U.S. Government Mortgage Fund++ Class A and Class C Shares* compared to a similar investment in Salomon Smith Barney Mortgage
Index++++. Values illustrated are as follows:


ML U.S. Government Mortgage Fund++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,600.00
August 1995                     $10,709.00
August 1996                     $11,196.00
August 1997                     $12,278.00
August 1998                     $13,273.00
August 1999                     $13,438.00
August 2000                     $14,410.00
August 2001                     $16,106.00
August 2002                     $17,380.00


ML U.S. Government Mortgage Fund++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $11,080.00
August 1996                     $11,487.00
August 1997                     $12,482.00
August 1998                     $13,384.00
August 1999                     $13,439.00
August 2000                     $14,309.00
August 2001                     $15,863.00
August 2002                     $16,964.00


Salomon Smith Barney Mortgage Index++++

Date                              Value

10/31/1994**                    $10,000.00
August 1995                     $11,248.00
August 1996                     $11,815.00
August 1997                     $13,041.00
August 1998                     $14,158.00
August 1999                     $14,427.00
August 2000                     $15,598.00
August 2001                     $17,449.00
August 2002                     $18,894.00


A line graph illustrating the growth of a $10,000 investment in ML U.S. Government Mortgage Fund++ Class B and Class D Shares* compared to a similar investment in Salomon Smith Barney Mortgage
Index++++. Values illustrated are as follows:


ML U.S. Government Mortgage Fund++
Class B Shares*

Date                              Value

August 1992                     $10,000.00
August 1993                     $10,780.00
August 1994                     $10,505.00
August 1995                     $11,441.00
August 1996                     $11,867.00
August 1997                     $12,901.00
August 1998                     $13,840.00
August 1999                     $13,904.00
August 2000                     $14,812.00
August 2001                     $16,428.00
August 2002                     $17,576.00


ML U.S. Government Mortgage Fund++
Class D Shares*

Date                              Value

August 1992                     $ 9,600.00
August 1993                     $10,402.00
August 1994                     $10,188.00
August 1995                     $11,154.00
August 1996                     $11,631.00
August 1997                     $12,709.00
August 1998                     $13,705.00
August 1999                     $13,839.00
August 2000                     $14,819.00
August 2001                     $16,522.00
August 2002                     $17,768.00


Salomon Smith Barney Mortgage Index++++

Date                              Value

August 1992                     $10,000.00
August 1993                     $10,763.00
August 1994                     $10,813.00
August 1995                     $11,996.00
August 1996                     $12,601.00
August 1997                     $13,909.00
August 1998                     $15,100.00
August 1999                     $15,387.00
August 2000                     $16,636.00
August 2001                     $18,610.00
August 2002                     $20,151.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests primarily in U.S. Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 6/30/02                     +8.71%         +4.36%
Five Years Ended 6/30/02                   +7.13          +6.26
Inception (10/21/94) through 6/30/02       +7.73          +7.16

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/02                     +7.89%         +3.89%
Five Years Ended 6/30/02                   +6.31          +6.31
Ten Years Ended 6/30/02                    +5.77          +5.77

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/02                     +7.95%         +6.95%
Five Years Ended 6/30/02                   +6.26          +6.26
Inception (10/21/94) through 6/30/02       +6.86          +6.86

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 6/30/02                     +8.44%         +4.10%
Five Years Ended 6/30/02                   +6.86          +5.99
Ten Years Ended 6/30/02                    +6.31          +5.88

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


SCHEDULE OF INVESTMENTS

                                                        Face       Interest         Original Maturity
Issue                                                  Amount        Rate                Date(s)                 Value
U.S.Government & Agency Obligations--8.2%

Fannie Mae                                       $   10,000,000       4.25  %           7/15/2007             $  10,312,610

Freddie Mac Participation Certificates               25,000,000       5.75              4/29/2009                25,716,300

U.S. Treasury Notes                                  75,000,000       4.375             5/15/2007                78,981,450
                                                      5,000,000       4.375             8/15/2012                 5,095,115
                                                     50,000,000       4.875             2/15/2012                52,949,200

Total U.S. Government & Agency Obligations (Cost--$170,184,479)                                                 173,054,675



U.S.Government Agency Mortgage-Backed Obligations*--85.4%
Fannie Mae                                           70,000,000       6.00                TBA(9)                 71,474,620
                                                     89,193,307       6.50        12/01/2008 - 1/01/2014         93,585,264
                                                    218,157,113       6.50      4/01/2026 - 10/01/2031(9)       225,539,794
                                                      9,108,066       7.00       11/01/2013 - 11/01/2014          9,641,659
                                                         88,874       7.00              8/01/2029                    92,648
                                                            255       7.50              1/01/2025                       271
                                                        220,870       8.00        9/01/2024 - 9/01/2027             236,944
                                                        227,115       8.50        5/01/2010 - 8/01/2012             246,978
                                                      5,537,060       8.50(3)           7/15/2023                 6,035,795
                                                      3,903,177       9.50              3/01/2020                 4,295,326
                                                      5,987,283      11.00        2/01/2011 - 11/01/2020          6,879,735
                                                          5,463      11.50              6/01/2015                     5,975
                                                        484,544      13.00        8/01/2013 - 3/01/2015             574,450

Fannie Mae                         #0385362           7,700,000       5.06(7)           8/01/2009                 7,916,562
Mortgage-Backed Securities--       #0629304           1,278,653       5.50(10)          3/01/2032                 1,279,346
Multi-Family++                     #0384603           6,138,009       5.55(2)           12/01/2011                6,500,326
                                   #0384518           7,623,837       5.56(2)           12/01/2011                8,059,860
                                   #0384758          11,405,617       5.86(7)           1/01/2009                12,245,339
                                   #0160465          32,261,105       6.16(8)           8/01/2013                35,301,036
                                   #0073943           1,332,028       7.18(4)           2/01/2019                 1,505,381
                                   #0375052           4,528,624       7.50(2)           3/01/2027                 5,372,847
                                   #0160024             710,457       7.625(11)         11/01/2003                  720,280

Fannie Mae                         98-M1-IO2         87,721,147       0.58635(1)        2/25/2013                 3,777,273
Mortgage-Backed Securities--       94-M1-IO          39,346,966       0.87(1)           10/25/2003                  491,837
REMICs**--Multi-Family++           98-M3-B            9,166,734       6.45              8/17/2013                 9,593,707
                                   97-M8-A2          19,135,000       7.16              1/25/2022                21,226,394
                                   96-M3-A2          36,085,193       7.41              3/25/2021                38,732,443

Fannie Mae REMICs**                94-56-TB           5,239,230       6.50(1)           7/25/2022                   702,743
                                   Trust 273          2,016,218       7.00(1)           7/01/2026                   295,720
                                   96-W1-AL           5,858,021       7.25              3/25/2026                 6,187,898



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


SCHEDULE OF INVESTMENTS (continued)

                                                        Face       Interest         Original Maturity
Issue                                                  Amount        Rate                Date(s)                 Value
U.S.Government Agency Mortgage-Backed Obligations* (concluded)

Freddie Mac                                      $          448      10.00  %           7/01/2019             $         505
Participation Certificates                            3,106,100      10.50        1/01/2010 - 9/01/2020           3,537,629
                                                        703,217      11.00        8/01/2010 - 9/01/2020             804,121
                                                        816,596      11.50        12/01/2011 - 6/01/2020            944,063
                                                        478,830      12.00        5/01/2010 - 6/01/2020             553,807
                                                        639,895      12.50        11/01/2014 - 7/01/2019            738,514
                                                      1,216,083      13.00        11/01/2009 - 2/01/2016          1,400,771

Freddie Mac                                          25,000,000       5.50                TBA(9)                 25,591,850
Participation Certificates--Gold Program             25,000,000       5.50                TBA(9)                 25,026,800
                                                     28,041,210       6.00        4/01/2009 - 2/01/2017          29,038,360
                                                    217,295,373       6.00       6/01/2029 - 4/01/2032(9)       222,177,031
                                                     22,933,297       6.50        9/01/2013 - 1/01/2017          23,993,330
                                                    251,902,545       6.50      10/01/2028 - 1/01/2031(9)       260,684,891
                                                     28,994,024       7.00        8/01/2011 - 6/01/2016          30,641,568
                                                    111,131,599       7.00        9/01/2028 - 4/01/2032         115,796,727
                                                      5,440,498       7.50        5/01/2009 - 10/01/2011          5,821,076
                                                     97,546,304       7.50        8/01/2017 - 3/01/2032         102,750,726
                                                      5,487,918       8.00        1/01/2007 - 7/01/2012           5,886,784
                                                     20,042,960       8.00            10/01/2027(9)              21,324,893
                                                      1,530,325       8.50        1/01/2025 - 7/01/2025           1,655,138
                                                        977,176      10.50       10/01/2020 - 12/01/2020          1,121,713

Freddie Mac REMICs**               Trust 134            323,187       9.00(1)           4/01/2022                    47,638
                                   Trust 1220         1,696,080      10.00              2/15/2022                 1,679,763

Government National Mortgage Association              8,678,037       6.00        5/15/2024 - 11/15/2031          8,926,506
                                                    103,766,048       6.50        10/15/2023 - 3/15/2032        107,876,195
                                                    144,985,832       7.00        4/15/2023 - 4/15/2032         151,873,544
                                                     43,443,657       7.50        2/15/2025 - 12/15/2031         46,005,109
                                                     18,709,919       8.00        1/15/2024 - 8/15/2026          20,075,489
                                                      9,652,484      10.00       12/15/2015 - 12/15/2021         10,931,739
                                                         48,445      10.50        1/15/2016 - 4/15/2021              55,592
                                                             75      11.00              1/15/2016                        87
                                                          1,014      11.50              8/15/2013                     1,178

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$1,770,155,974)                               1,805,481,588


U.S. Government Agency Obligations***--35.5%

Fannie Mae                                          750,000,000       1.63              9/16/2002               749,558,542

Total U.S. Government Agency Obligations (Cost--$749,558,542)                                                   749,558,542



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


SCHEDULE OF INVESTMENTS (concluded)

 Face
Amount                                                   Issue                                                   Value
Repurchase Agreements****--5.5%

$115,500,000          Morgan Stanley & Company, Inc., purchased on 8/30/2002 to yield 1.80% to 9/03/2002     $  115,500,000

Total Repurchase Agreements (Cost--$115,500,000)                                                                115,500,000



                       Nominal Value                                               Strike    Notification
                     Covered by Options                                            Price         Date
Options Purchased--0.0%

Call Options          8,333,851    Government National Mortgage Association,
Purchased                          30-Year, 6.75% Adjustable Rate Mortgage(5)(6)    100      9/20/2011(5)             6,667

Total Options Purchased (Cost--$0)                                                                                    6,667

Total Investments  (Cost--$2,805,398,995)--134.6%                                                             2,843,601,472



Options Written--0.0%


Put Options           8,333,851    Government National Mortgage Association,
Written                            30-Year, 6.75% Adjustable Rate Mortgage(5)(6)    100      9/20/2011(5)           (8,334)

Total Options Written (Premiums Received--$0)                                                                       (8,334)

Total Investments, Net of Options Written (Cost--$2,805,398,995)--134.6%                                      2,843,593,138

Liabilities in Excess of Other Assets--(34.6%)                                                                (730,476,695)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $2,113,116,443
                                                                                                             ==============


(1)Represents the interest only portion of a mortgage-backed obligation.
(2)Represents balloon mortgages that amortize on a 20-year or 25-year schedule and have ten-year original maturities.
(3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
(4)Represents a balloon mortgage that amortizes on a 22-year schedule and has a 22-year original maturity.
(5)Represents European style options which can be exercised only on the notification date. These options, when combined, represent a standby purchase commitment whereby the Fund is obligated to purchase the outstanding principal amount of specific Government
National Mortgage Association, 30-year, 6.75% Adjustable Rate
Mortgage pools as of September 20, 2011. For this commitment, the Fund receives a net .12% per annum based on the nominal value covered by the options.
(6)Adjustable Rate Security. The interest rate resets annually at the one-year Constant Maturing Treasury rate plus 1.5%, subject to a 1% annual adjustment cap and an 11% life cap.
(7)Represents balloon mortgages that amortize on a 30-year schedule and have seven-year original maturities.
(8)Represents a mortgage that amortizes on a 15-year schedule and has a 15-year original maturity.
(9)Represents or includes a "to-be-announced" (TBA) transaction. The
Fund has committed to purchasing securities for which all specific information is not available at this time.
(10)Represents a balloon mortgage that amortizes on a 30-year schedule and has a 30-year original maturity.
(11)Represents a mortgage that amortizes on a 30-year schedule and has a 10-year original maturity.
++Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.
*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
**Real Estate Mortgage Investment Conduits (REMIC).
***U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
****Repurchase Agreements are fully collateralized by U.S.
Government Agency Obligations.

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2002
Assets:         Investments, at value (identified cost--$2,805,398,995)                                     $ 2,843,594,805
                Options purchased, at value (cost--$0)                                                                6,667
                Cash                                                                                                 73,767
                Receivables:
                   Securities sold                                                        $   500,431,417
                   Beneficial interest sold                                                    10,641,351
                   Interest                                                                     9,990,230
                   Principal paydowns                                                             159,971       521,222,969
                                                                                          ---------------
                Prepaid registration fees and other assets                                                           90,950
                                                                                                            ---------------
                Total assets                                                                                  3,364,989,158
                                                                                                            ---------------

Liabilities:    Options written, at value (premiums received--$0)                                                     8,334
                Payables:
                   Securities purchased                                                     1,244,318,714
                   Beneficial interest redeemed                                                 3,975,059
                   Dividends to shareholders                                                    1,241,010
                   Distributor                                                                    849,244
                   Investment adviser                                                             757,625     1,251,141,652
                                                                                          ---------------
                Accrued expenses and other liabilities                                                              722,729
                                                                                                            ---------------
                Total liabilities                                                                             1,251,872,715
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $ 2,113,116,443
                                                                                                            ===============

Net Assets      Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:     number of shares authorized                                                                 $     2,888,569
                Class B Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       5,980,276
                Class C Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       3,746,028
                Class D Shares of beneficial interest, $.10 par value, unlimited
                number of shares authorized                                                                       7,990,481
                Paid-in capital in excess of par                                                              2,211,470,683
                Accumulated realized capital losses on investments--net                   $ (157,153,737)
                Unrealized appreciation on investments--net                                    38,194,143
                                                                                          ---------------
                Total accumulated losses--net                                                                 (118,959,594)
                                                                                                            ---------------
                Net assets                                                                                  $ 2,113,116,443
                                                                                                            ===============

Net Asset       Class A--Based on net assets of $296,304,623 and 28,885,689
Value:          shares of beneficial interest outstanding                                                   $         10.26
                                                                                                            ===============
                Class B--Based on net assets of $613,282,299 and 59,802,763
                shares of beneficial interest outstanding                                                   $         10.26
                                                                                                            ===============
                Class C--Based on net assets of $384,119,023 and 37,460,281
                shares of beneficial interest outstanding                                                   $         10.25
                                                                                                            ===============
                Class D--Based on net assets of $819,410,498 and 79,904,808
                shares of beneficial interest outstanding                                                   $         10.25
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 2002
Investment      Interest                                                                                    $    90,965,281
Income:

Expenses:       Investment advisory fees                                                  $     8,136,798
                Account maintenance and distribution fees--Class B                              4,030,245
                Account maintenance fees--Class D                                               1,920,115
                Account maintenance and distribution fees--Class C                              1,418,181
                Transfer agent fees--Class D                                                    1,366,301
                Transfer agent fees--Class B                                                    1,053,032
                Accounting services                                                               491,269
                Transfer agent fees--Class A                                                      456,188
                Transfer agent fees--Class C                                                      348,922
                Custodian fees                                                                    247,243
                Registration fees                                                                 160,489
                Professional fees                                                                 126,235
                Printing and shareholder reports                                                  116,810
                Pricing fees                                                                       85,402
                Trustees' fees and expenses                                                        73,405
                Other                                                                              64,276
                                                                                          ---------------
                Total expenses                                                                                   20,094,911
                                                                                                            ---------------
                Investment income--net                                                                           70,870,370
                                                                                                            ---------------

Realized &      Realized gain on investments--net                                                                44,845,955
Unrealized      Change in unrealized appreciation on investments--net                                            10,796,050
Gain on                                                                                                     ---------------
Investments--   Total realized and unrealized gain on investments--net                                           55,642,005
Net:                                                                                                        ---------------
                Net Increase in Net Assets Resulting from Operations                                        $   126,512,375
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                           For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             2002               2001
Operations:     Investment income--net                                                    $    70,870,370   $    77,114,923
                Realized gain on investments--net                                              44,845,955         3,784,133
                Change in unrealized appreciation/depreciation on investments--net             10,796,050        68,774,825
                                                                                          ---------------   ---------------
                Net increase in net assets resulting from operations                          126,512,375       149,673,881
                                                                                          ---------------   ---------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                   (11,605,740)      (12,568,680)
                   Class B                                                                   (20,225,769)      (21,183,948)
                   Class C                                                                    (6,030,923)       (1,885,812)
                   Class D                                                                   (33,007,938)      (41,476,483)
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from dividends to shareholders          (70,870,370)      (77,114,923)
                                                                                          ---------------   ---------------

Beneficial      Net increase in net assets derived from beneficial interest
Interest        transactions                                                                  570,270,612        65,775,375
Transactions:                                                                             ---------------   ---------------

Net Assets:     Total increase in net assets                                                  625,912,617       138,334,333
                Beginning of year                                                           1,487,203,826     1,348,869,493
                                                                                          ---------------   ---------------
                End of year                                                               $ 2,113,116,443   $ 1,487,203,826
                                                                                          ===============   ===============

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios                                                 Class A
have been derived from information
provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year           $     9.95   $     9.44   $     9.37   $     9.80   $     9.64
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .46          .57          .58          .55          .60
                Realized and unrealized gain (loss)
                on investments--net                                 .31          .51          .07        (.43)          .16
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .77         1.08          .65          .12          .76
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends from investment income--net        (.46)        (.57)        (.58)        (.55)        (.60)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    10.26   $     9.95   $     9.44   $     9.37   $     9.80
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share                7.91%       11.77%        7.23%        1.24%        8.10%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                           .72%         .75%         .75%         .70%         .68%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                            4.53%        5.84%        6.23%        5.71%        6.18%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  296,305   $  234,930   $  192,119   $  212,131   $  277,568
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              426.77%      199.30%       37.28%       58.16%      301.88%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios                                                 Class B
have been derived from information
provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year           $     9.95   $     9.44   $     9.36   $     9.79   $     9.63
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .38          .50          .51          .48          .53
                Realized and unrealized gain (loss)
                on investments--net                                 .31          .51          .08        (.43)          .16
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .69         1.01          .59          .05          .69
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends from investment income--net        (.38)        (.50)        (.51)        (.48)        (.53)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    10.26   $     9.95   $     9.44   $     9.36   $     9.79
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share                6.99%       10.91%        6.53%         .46%        7.28%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                          1.49%        1.52%        1.52%        1.46%        1.45%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                            3.76%        5.07%        5.47%        4.95%        5.42%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  613,282   $  466,432   $  405,846   $  571,969   $  627,818
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              426.77%      199.30%       37.28%       58.16%      301.88%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios                                                 Class C
have been derived from information
provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year           $     9.95   $     9.44   $     9.36   $     9.79   $     9.63
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .37          .49          .51          .48          .52
                Realized and unrealized gain (loss)
                on investments--net                                 .30          .51          .08        (.43)          .16
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .67         1.00          .59          .05          .68
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends from investment income--net        (.37)        (.49)        (.51)        (.48)        (.52)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    10.25   $     9.95   $     9.44   $     9.36   $     9.79
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share                6.94%       10.86%        6.47%         .41%        7.23%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                          1.54%        1.57%        1.57%        1.51%        1.51%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                            3.40%        5.00%        5.43%        4.90%        5.35%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  384,119   $   56,706   $   30,593   $   46,614   $   43,038
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              426.77%      199.30%       37.28%       58.16%      301.88%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

The following per share data and ratios                                                 Class D
have been derived from information
provided in the financial statements.
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of year           $     9.95   $     9.44   $     9.36   $     9.79   $     9.63
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .43          .55          .56          .53          .58
                Realized and unrealized gain (loss)
                on investments--net                                 .30          .51          .08        (.43)          .16
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                    .73         1.06          .64          .10          .74
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends from investment income--net        (.43)        (.55)        (.56)        (.53)        (.58)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    10.25   $     9.95   $     9.44   $     9.36   $     9.79
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share                7.54%       11.49%        7.08%         .98%        7.84%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                           .97%        1.00%        1.00%         .95%         .93%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                            4.30%        5.59%        5.99%        5.47%        5.94%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  819,410   $  729,136   $  720,311   $  795,813   $  866,013
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                              426.77%      199.30%       37.28%       58.16%      301.88%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S. Government Mortgage Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund.

(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Fund may purchase or sell financial futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. As of August 31, 2002, no dollar rolls were in effect.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rate:


Portion of Average Daily Value of Net Assets:        Rate

Not exceeding $500 million                          .500%
In excess of $500 million but not
exceeding $1 billion                                .475%
In excess of $1 billion but not
exceeding $1.5 billion                              .450%
In excess of $1.5 billion but not
exceeding $2 billion                                .425%
In excess of $2 billion but not
exceeding $2.5 billion                              .400%
In excess of $2.5 billion but not
exceeding $3.5 billion                              .375%
In excess of $3.5 billion but not
exceeding $5 billion                                .350%
In excess of $5 billion but not
exceeding $6.5 billion                              .325%
Exceeding $6.5 billion                              .300%


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account        Distribution
                             Maintenance Fee         Fee

Class B                            .25%              .50%
Class C                            .25%              .55%
Class D                            .25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


For the year ended August 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                  FAMD           MLPF&S

Class A                         $    23         $    272
Class D                         $29,420         $348,880

For the year ended August 31, 2002, MLPF&S received contingent deferred sales charges of $838,293 and $166,777 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,302 and $18,531 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2002, the Fund paid Merrill Lynch
Securities Pricing Service, an affiliate of MLPF&S, $30,098 for security price quotations to compute the net asset value of the Fund.

For the year ended August 31, 2002, the Fund reimbursed FAM $51,883 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $7,520,091,852 and $7,181,945,105, respectively.

Net realized gains (losses) for the year ended August 31, 2002 and net unrealized gains (losses) as of August 31, 2002 were as follows:



                                      Realized          Unrealized
                                       Gains              Gains
                                      (Losses)           (Losses)

Long-term investments              $  45,649,379      $  38,195,810
Short-term investments                   (1,515)                 --
Options purchased                      (425,500)              6,667
Options written                          819,141            (8,334)
Financial futures contracts          (1,195,550)                 --
                                   -------------      -------------
Total                              $  44,845,955      $  38,194,143
                                   =============      =============


As of August 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $37,472,309, of which $41,139,492 related to appreciated securities and $3,667,183 related to depreciated securities. The aggregate cost of investments, including options, at August 31, 2002 for Federal income tax purposes was $2,806,120,829.

Transactions in options written for the year ended August 31, 2002 were as follows:


                                     Nominal Value
                                       Covered by        Premiums
Put Options Written                     Options          Received

Outstanding put options
written, beginning of year            15,602,752      $          --
Options expired                      (7,268,901)                 --
                                   -------------      -------------
Outstanding put options
written, end of year                   8,333,851      $          --
                                   =============      =============


                                     Nominal Value
                                       Covered by        Premiums
Call Options Written                    Options          Received

Outstanding call options
written, beginning of year            50,000,000      $     425,781
Options sold                         100,000,000            393,360
Options exercised                   (50,000,000)                 --
Options expired                    (100,000,000)          (819,141)
                                   -------------      -------------
Outstanding call options
written, end of year                          --      $          --
                                   =============      =============



4. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions was $570,270,612 and $65,775,375 for the years ended
August 31, 2002 and August 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                              Dollar
Ended August 31, 2002                    Shares          Amount

Shares sold                           17,379,563     $  174,841,269
Shares issued to shareholders
in reinvestment of dividends             112,848          1,130,075
                                  --------------     --------------
Total issued                          17,492,411        175,971,344
Shares redeemed                     (12,214,134)      (122,560,322)
                                  --------------     --------------
Net increase                           5,278,277     $   53,411,022
                                  ==============     ==============



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002




Class A Shares for the Year                              Dollar
Ended August 31, 2001                    Shares          Amount

Shares sold                           11,486,006     $  112,213,653
Shares issued to shareholders
in reinvestment of dividends             162,431          1,583,430
                                  --------------     --------------
Total issued                          11,648,437        113,797,083
Shares redeemed                      (8,390,750)       (81,877,918)
                                  --------------     --------------
Net increase                           3,257,687     $   31,919,165
                                  ==============     ==============



Class B Shares for the Year                              Dollar
Ended August 31, 2002                    Shares          Amount

Shares sold                           31,093,475     $  312,870,794
Shares issued to shareholders
in reinvestment of dividends           1,334,120         13,361,729
                                  --------------     --------------
Total issued                          32,427,595        326,232,523
Automatic conversion of shares       (4,242,478)       (42,579,446)
Shares redeemed                     (15,266,335)      (153,149,838)
                                  --------------     --------------
Net increase                          12,918,782     $  130,503,239
                                  ==============     ==============



Class B Shares for the Year                              Dollar
Ended August 31, 2001                    Shares          Amount

Shares sold                           18,912,495     $  185,104,145
Shares issued to shareholders
in reinvestment of dividends           1,163,858         11,346,482
                                  --------------     --------------
Total issued                          20,076,353        196,450,627
Automatic conversion of shares       (3,369,741)       (32,877,221)
Shares redeemed                     (12,822,475)      (124,664,599)
                                  --------------     --------------
Net increase                           3,884,137     $   38,908,807
                                  ==============     ==============



Class C Shares for the Year                              Dollar
Ended August 31, 2002                    Shares          Amount

Shares sold                           36,241,942     $  365,105,905
Shares issued to shareholders
in reinvestment of dividends             396,331          3,980,543
                                  --------------     --------------
Total issued                          36,638,273        369,086,448
Shares redeemed                      (4,878,224)       (49,036,615)
                                  --------------     --------------
Net increase                          31,760,049     $  320,049,833
                                  ==============     ==============



Class C Shares for the Year                              Dollar
Ended August 31, 2001                    Shares          Amount

Shares sold                            3,629,627     $   35,584,338
Shares issued to shareholders
in reinvestment of dividends             125,177          1,221,385
                                  --------------     --------------
Total issued                           3,754,804         36,805,723
Shares redeemed                      (1,296,164)       (12,624,766)
                                  --------------     --------------
Net increase                           2,458,640     $   24,180,957
                                  ==============     ==============



Class D Shares for the Year                              Dollar
Ended August 31, 2002                    Shares          Amount

Shares sold                           20,212,614     $  202,939,375
Automatic conversion of shares         4,242,478         42,579,446
Shares issued to shareholders
in reinvestment of dividends           1,401,211         14,032,640
                                  --------------     --------------
Total issued                          25,856,303        259,551,461
Shares redeemed                     (19,239,653)      (193,244,943)
                                  --------------     --------------
Net increase                           6,616,650     $   66,306,518
                                  ==============     ==============



Class D Shares for the Year                              Dollar
Ended August 31, 2001                    Shares          Amount

Shares sold                           13,133,960     $  128,224,313
Automatic conversion of shares         3,369,741         32,877,221
Shares issued to shareholders
in reinvestment of dividends           1,847,720         17,998,322
                                  --------------     --------------
Total issued                          18,351,421        179,099,856
Shares redeemed                     (21,381,997)      (208,333,410)
                                  --------------     --------------
Net decrease                         (3,030,576)     $ (29,233,554)
                                  ==============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended August 31, 2002.



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:


                                     8/31/2002         8/31/2001

Distributions paid from:
   Ordinary income                $   70,870,370     $   77,114,923
                                  --------------     --------------
Total taxable distributions       $   70,870,370     $   77,114,923
                                  ==============     ==============


As of August 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                   $           --
Undistributed long-term capital
gains--net                                                       --
                                                     --------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (155,374,017)*
Unrealized gains--net                                  36,414,423**
                                                     --------------
Total accumulated losses--net                        $(118,959,594)
                                                     ==============


*On August 31, 2002, the Fund had a net capital loss carryforward of $155,374,017, of which $130,178,664 expires in 2003, $16,732,658 expires in 2004, $4,697,041 expires in 2008 and $3,765,654 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.


7. Reorganization Plan:
On April 10, 2002, the Fund's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will acquire all of the assets and will assume all of the liabilities of Mercury U.S. Government Securities Fund in exchange for newly-issued shares of the Fund.



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch U.S. Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Government Mortgage Fund as of August 31, 2002, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. Government Mortgage Fund as of August 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
October 11, 2002



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002


OFFICERS AND TRUSTEES

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund    Served    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Interested Trustee

Terry K. Glenn*          President    1999 to   Chairman, Americas Region since 2001,         118 Funds     None
P.O. Box 9011            and          present   and Executive Vice President since               169
Princeton,               Trustee      and       1983 of Fund Asset Management, L.P.           Portfolios
NJ 08543-9011                         1984 to   ("FAM") and Merrill Lynch Investment
Age: 61                               present   Managers, L.P. ("MLIM"); President
                                                of Merrill Lynch Mutual Funds since
                                                1999; President of FAM Distributors,
                                                Inc. ("FAMD") since 1986 and Director
                                                thereof since 1991; Executive Vice
                                                President and Director of Princeton
                                                Services, Inc. ("Princeton Services")
                                                since 1993; President of Princeton
                                                Administrators, L.P. since 1988;
                                                Director of Financial Data Services,
                                                Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.




                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Trustees

James H. Bodurtha        Trustee      2002 to   Director and Executive Vice President,         42 Funds     Berkshire
P.O. Box 9011                         present   The China Business Group, Inc. since        62 Portfolios   Holding
Princeton,                                      1996.                                                       Corporation
NJ 08543-9011
Age: 58


Joe Grills               Trustee      1994 to   Member of Committee on Investment of           42 Funds     Kimco
P.O. Box 9011                         present   Employee Benefit Assets of the              62 Portfolios   Realty
Princeton,                                      Association for Financial Professionals
NJ 08543-9011                                   since 1986.
Age: 67


Herbert I. London        Trustee      2002 to   John M. Olin Professor of Humanities,          42 Funds     None
P.O. Box 9011                         present   New York University since 1993.             62 Portfolios
Princeton,
NJ 08543-9011
Age: 63


Andre F. Perold          Trustee      2002 to   George Gund Professor of Finance and           42 Funds     None
P.O. Box 9011                         present   Banking, Harvard Business School since      62 Portfolios
Princeton,                                      2000; Finance Area Chair since 1996.
NJ 08543-9011
Age: 50



Merrill Lynch U.S. Government Mortgage Fund, August 31, 2002

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Trustees (concluded)

Roberta Cooper Ramo      Trustee      2002 to   Shareholder, Modrall, Sperling, Roehl,         42 Funds     None
P.O. Box 9011                         present   Harris & Sisk, P.A. since 1993.             62 Portfolios
Princeton,
NJ 08543-9011
Age: 60


Robert S. Salomon, Jr.   Trustee      1996 to   Principal of STI Management since 1994.        42 Funds     None
P.O. Box 9011                         present                                               62 Portfolios
Princeton,
NJ 08543-9011
Age: 65


Melvin R. Seiden         Trustee      1984 to   Director, Silbanc Properties, Ltd. (real       42 Funds     None
P.O. Box 9011                         present   estate, investment and consulting) since    62 Portfolios
Princeton,                                      1987; Chairman and President of Seiden &
NJ 08543-9011                                   de Cuevas, Inc. (private investment firm)
Age: 72                                         from 1964 to 1987.


Stephen B. Swensrud      Trustee      1984 to   Chairman, Fernwood Advisors since 1996.        42 Funds     International
P.O. Box 9011                         present                                               62 Portfolios   Mobile
Princeton,                                                                                                  Communi-
NJ 08543-9011                                                                                               cations, Inc.
Age: 69

*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice         1993 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011            President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,               and          and       since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011            Treasurer    1999 to   and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42                               present


Bradley J. Lucido        Secretary    2002 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
P.O. Box 9011                         present   from 1999 to 2002; Attorney associated with MLIM since 1995.
Princeton,
NJ 08543-9011
Age: 36

*Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863